UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

KAYNE ANDERSON BDC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01363	83-0531326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, 14th Floor, Houston, TX	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 493-2020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2021, the Board of Directors (the “Board”) of Kayne Anderson BDC, Inc. (the “Company”) elected Albert (“Al”) Rabil III as a member of the Board. Mr. Rabil will serve as an interested director of the Company until he stands for re-election at the 2022 Annual Meeting of Stockholders of the Company.

Mr. Rabil is the Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”) and Kayne Anderson Real Estate. Mr. Rabil oversees the strategic initiatives, operations and asset management across Kayne’s investment platforms. In 2007, Mr. Rabil co-founded Kayne Anderson’s real estate private equity platform (KA Real Estate) and continues to serve as KA Real Estate’s CEO, setting strategic direction, overseeing overall investment activities, and leading fundraising for all KA Real Estate investments. KACALP currently manages $30.3 billion (as of September 30, 2021) in assets across its platform which includes real estate, renewable and energy infrastructure, energy, credit, and growth capital sectors.

Immediately prior to co-founding KA Real Estate, Mr. Rabil founded and was a principal of two real estate investment firms, RAMZ, LLC and Rabil Properties, LLC, where he developed and acquired a portfolio of more than $250 million of off-campus student housing properties. This was preceded by an almost ten-year stint at UBS where Mr. Rabil served as a Managing Director and Head of Real Estate Banking for the Americas and Europe. During his tenure there he played a key role in making UBS a market leader in both syndicated debt and large loan CMBS, consummating more than $25 billion in transactions. Mr. Rabil began his career in the Real Estate Finance Group of the Bankers Trust Company.

Mr. Rabil earned a B.A. cum laude from Yale University in 1985 and an M.B.A. in Finance from Columbia University in 1988.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2021	By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Chief Executive Officer

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